SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2004

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated July 14, 2004 reporting earnings results for the fiscal quarter ending May 31, 2004.

Item 12. Results of Operations and Financial Condition.

On July 14, 2004, the Registrant issued a press release reporting earnings results for the fiscal quarter ending May 31, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date: July 14, 2004	By:	/s/ Charles L. Thompson
Charles L. Thompson,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 14, 2004 reporting earnings results for the fiscal quarter ending May 31, 2004.